Exhibit 10.2

Side Agreement No. 2 relating to the exclusive agreement between Surrozen Operating, Inc. and the Board of Trustees of the Leland Stanford Junior University, dated March 23, 2016, as amended

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY
Office of Technology Licensing
415 Broadway Street, 2nd Floor
Redwood City, CA 94063
Attention: Sunita Rajdev, Director, Licensing and Strategic Alliances, Life Sciences

March 24, 2023

Re: Side Agreement relating to “Stanford License Agreement” with respect to sublicensing consideration received by Surrozen pursuant to the “BI Sublicense”

Dear Sunita,

Reference is hereby made to a certain License Agreement effective as of March 23, 2016, as amended on July 5, 2016, October 7, 2016, January 19, 2021, and September 29, 2022 (the “Stanford License Agreement”), by and between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, an institution of higher education having powers under the laws of the State of California, having a principal office at 450 Jane Stanford Way, Stanford, CA 94305-2004 (“Stanford”) and SURROZEN Operating, INC., a corporation organized and existing under the laws of Delaware, having its registered office at 171 Oyster Point Blvd., Suite 400, South San Francisco, CA 94080 (“Surrozen”).

WHEREAS, pursuant to the Stanford License Agreement, Stanford has granted Surrozen an exclusive license under the Licensed Patent in the Licensed Field of Use to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory and a non-exclusive license under the Technology to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory (the “Stanford Rights”).

WHEREAS, Surrozen and Boehringer Ingelheim International GmbH, a German corporation, having an address at Binger Str. 173, 55216 Ingelheim am Rhein, Germany (“BI”) entered into a Collaboration and License Agreement effective as of September 30, 2022 (the “CLA”) under which Surrozen granted to BI a sublicense of the Stanford Rights with respect to the research, development, and commercialization of certain compounds and products (the “BI Sublicense”).

[*****]

WHEREAS, pursuant to the Stanford License Agreement, Surrozen is obligated to pay to Stanford a portion of the Nonroyalty Sublicensing Consideration received under the CLA for granting the BI Sublicense, which is required to be reasonably allocated to reflect the relative value of the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE SURROZEN, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SURROZEN, INC. IF PUBLICLY DISCLOSED.

Stanford Rights as compared to the other intellectual property rights granted by Surrozen to BI under the CLA. Surrozen and Stanford have discussed and agreed upon such allocation.

NOW THEREFORE, Surrozen and Stanford hereby enter into this side agreement (“Side Agreement No. 2”) to reflect the parties’ allocation agreement and its effect on Surrozen’s obligation to pay to Stanford a portion of Nonroyalty Sublicensing Consideration received by Surrozen under the CLA. Unless otherwise expressly stated in this Side Agreement No. 2, all provisions of the Stanford License Agreement remain unchanged and in full force and effect. Unless defined in this Side Agreement No. 2 or otherwise indicated, all capitalized terms shall have the meanings assigned to them in the Stanford License Agreement.

Stanford and Surrozen, each intending to be legally bound by this Side Agreement No. 2, hereby agree to the following:

1) With respect to Nonroyalty Sublicensing Consideration received by Surrozen from BI under the CLA, in lieu of the payment obligation set forth in Section 4.6 of the Stanford License Agreement, Surrozen will pay to Stanford a portion of such Nonroyalty Sublicensing Consideration as follows:

a) [*****]; or

b) [*****].

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Side Agreement No. 2 by their duly authorized representatives on the date first written above.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By: /s/ Sunita Rajdev

Name: Sunita Rajdev

Title: Director, Licensing and Strategic Alliances, Life Sciences

SURROZEN Operating, INC.

By: /s/ Charles Williams

Name: Charles Williams

Title: Chief Financial Officer